UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

 __________________

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

__________________

February 3, 2012

Date of Report (Date of Earliest event reported)

TEXAS GULF ENERGY, INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Nevada	333-149857	26-0338889
(State or other Jurisdiction Of incorporation)	(Commission File Number)	RS Employer Identification No.)

1602 Old Underwood Road, La Porte, TX	77571
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	(281) 867-8400

n/a
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 (this “Amendment”) on Form 8-K/A amends and restates in their entirety Item 1.01 and Item 9.01 and adds Item 2.01 of the Current Report on Form 8-K filed by Global NuTech, Inc. (n/k/a Texas Gulf Energy, Incorporated) with the Securities and Exchange Commission on February 9, 2012 (the “Original Filing”).

Only Items 2.01 and 9.01 have been restated in this Amendment and, unless otherwise indicated in this Current Report on Form 8-K, this Amendment continues to describe conditions as of the date of the Original Filing, and the disclosures contained herein have not been updated to reflect events, results or developments that have occurred after the Original Filing, or to modify or update those disclosures affected by subsequent events. Among other things, forward-looking statements made in the Original Filing have not been revised to reflect events, results or developments that have occurred or facts that have become known to us after the date of the Original Filing, and such forward-looking statements should be read in their historical context.  This Amendment should be read in conjunction with the Original Filing and the registrant's filings made with the SEC subsequent to the Original Filing, including any amendments to those filings.

Item 1.01 Entry Into a Material Definitive Agreement.

On February 3, 2012, Global NuTech, Inc., a Nevada corporation (the “Company”), entered into a Purchase, Sale and Share Exchange Agreement (the “Agreement”) with Fishbone Solutions, Ltd., a Texas limited partnership (n/k/a Fishbone Solutions, Inc., a Texas corporation) (“Fishbone”), and the two equity-holders of Fishbone (the “Equity-Holders”). Pursuant to the terms of the Agreement, the Company acquired all of the partnership interests of Fishbone from the Equity-Holders (the “Control Interests”). In exchange for receipt of the Control Interests, which were valued at $1,900,000, the Company issued to the Equity-Holders (i) cash in the amount of Four Hundred Thousand Dollars (US$400,000) and (ii) two (2) convertible promissory notes with an aggregate principal balance equal to One Million Five Hundred Thousand Dollars (US$1,500,000) less certain offsets for liabilities of Fishbone which were assumed in the transaction (the “Promissory Notes”).

The Promissory Notes, issued pursuant to exemptions under Section 4(2) of the Securities Exchange Act of 1933 (the “Securities Act”), are payable by the Company in shares of its common stock, par value $0.00001 per share (“Common Stock”), and mature on February 3, 2015. At any time, the holders thereof are entitled to convert any portion of the outstanding principal amount and accrued interest of each such Promissory Note into shares of Common Stock at a factor of 0.12. Neither of the Promissory Notes may be converted and sold by the holder thereof on an annual basis in an amount greater than fifteen percent (15%) of its original balance and accrued interest, as governed by the other terms therein. Also, until the third (3rd) year after the issuance date of each of the Promissory Notes, neither note can be converted into such an amount that would deem the holder (or its affiliates) thereof the beneficial owner of an amount in excess of 4.99% of the outstanding shares of Common Stock, in accordance with the terms of such Promissory Notes.

As a result of the transaction, Fishbone became a subsidiary of the Company. The amount of the consideration given for the acquisition was determined pursuant to arm’s length negotiations between the parties.

The summaries of the Agreement and the Promissory Notes set forth above do not purport to be complete statements of the terms of such documents. The summaries are qualified in their entireties by reference to the full text of each document, copies of which are being filed with this Current Report on Form 8-K (this “Report”) as Exhibit 2.1, Exhibit 10.1 and Exhibit 10.2, and are incorporated herein by reference.

Founded in 2002, Fishbone provides management and technical services for the petrochemical industry. Its projects have included turnarounds, capital projects, revamps and new construction for energy sector clients throughout the United States.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Please see the disclosures under Item 1.01 herein above with respect to Fishbone becoming a subsidiary of the Company. Subsequent to the date of the Original Filing, the Company reanalyzed the acquisition and has determined that the acquisition of Fishbone constitutes an acquisition of a significant amount of assets.

Item 3.02 Unregistered Sales of Equity Securities.

Please see Item 1.01 herein above with respect to the Promissory Notes.

Item 7.01 Regulation FD Disclosure.

On February 9, 2012, the Company issued a press release announcing the acquisition of Fishbone (the “Press Release”).

The information in this Report under this Item 7.01 and Exhibit 99.1 attached hereto containing the Press Release, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements. The financial statements required to be filed pursuant to this Item are included and filed herewith as Exhibits 99.2.

(b)	Pro forma financial information. The pro forma financial information required to be filed pursuant to this Item is included and filed herewith as Exhibit 99.3.

(c)	Shell company transactions. Not applicable

(d)	Exhibits

2.1	Purchase, Sale and Share Exchange Agreement, dated February 3, 2012, by and among Global NuTech, Inc., Fishbone Solutions, Ltd. and the Equity-Holders of Fishbone Solutions, Ltd.	Incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 9, 2012.

10.1	Convertible Promissory Note, dated February 3, 2012, issued by Global NuTech, Inc. to John O. Sloan	Incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 9, 2012.

10.2	Convertible Promissory Note, dated February 3, 2012, issued by Global NuTech, Inc. to William S. Cain	Incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 9, 2012.

99.1	Press Release, dated February 9, 2012.	Incorporated by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 9, 2012.

99.2	Audited Financial Statements of Fishbone Solutions, Ltd.	Provided herewith

99.3	Unaudited Pro Forma financial information	Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K Amendment No. 1 to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 23, 2012	TEXAS GULF ENERGY, INCORPORATED

	By:	/s/ Craig Crawford
Name: Craig Crawford
Title: Chief Financial Officer